Barings
Participation Investors

Report for the Nine Months Ended September 30, 2017

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS

October 31, 2017

We are pleased to present the September 30, 2017 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on November 10, 2017 to shareholders of record on October 30, 2017. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.25 per share of net investment income for the third quarter of 2017, compared to $0.29 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the third quarter, the net assets of the Trust increased to $148,640,732 or $14.24 per share compared to $145,538,123 or $13.96 per share on June 30, 2017. This translates into a 4.0% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 12.9%, 10.1%, 11.5%, 9.9% and 12.4% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased 3.4% during the quarter, from $13.95 per share as of June 30, 2017 to $14.43 per share as of September 30, 2017. The Trust's market price of $14.43 per share equates to a 1.3% premium over the September 30, 2017 net asset value per share of $14.24. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 1.1%, 2.8% and 6.2%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 5.7% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.0% for the quarter.

The Trust closed three add-on investments to existing portfolio companies during the third quarter. The three add-on investments were in Eagle Family Foods, Inc., Master Cutlery LLC and Polytex Holdings LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $290,431.

Also, in response to current market conditions, the Trustees agreed to reduce the minimum expected internal rate of return threshold for investments offered to the Trust pursuant to the Trust's existing co-investment exemptive order.

It was a slow quarter for the Trust in terms of new investments. As noted above, the Trust closed on only three add-on investments this quarter. While middle-market merger and acquisition activity was slightly higher in the third quarter, all of the growth occurred at the larger end of the market with the "traditional" middle-market contracting. Market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. As always, we continue to maintain our underwriting discipline.

The Trust's remaining portfolio remains solid. Four private companies in which the Trust had outstanding investments were sold during the quarter resulting in favorable outcomes. In addition, one company prepaid their subordinated debt held by the Trust. We have several companies in which the Trust has outstanding investments that are in the process of being sold and we are cautiously optimistic about realization activity for the next few quarters.

The Trust was able to maintain its $0.27 per share quarterly dividend in the third quarter. However, the Trust's recurring investment income was not sufficient to cover this quarter's dividend. As discussed in prior reports, generally since 2013 recurring investment income alone has not been sufficient to fully fund the current dividend rate principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. The level of expected recurring investment income generated by the Trust in 2017, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, until recurring investment income consistently reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

Thank you for your continued interest in and support of Barings Participation Investors.

(Continued)

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 9/30/17*

Public Debt
18.4%
Public Bank Loans
1.2%
Cash & Short-Term
Investments
8.8%
Private / Restricted
Equity
14.2%
Private Bank Loans
3.4%
Private Debt
54.0%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $95,358,716)	$99,182,288
Corporate restricted securities at market value (Cost - $18,159,945)	18,484,281
Corporate public securities at market value (Cost - $30,958,332)	32,107,578
Short-term securities at amortized cost	5,772,806

Total investments (Cost - $150,249,799)	155,546,953
Cash	8,623,399
Interest receivable	1,364,202
Receivable for investments sold	169,415
Other assets	6,065

Total assets	165,710,034

Liabilities:
Note payable	15,000,000
Deferred tax liability	951,001
Payable for investments purchased	488,961
Investment advisory fee payable	334,442
Interest payable	27,267
Tax payable	17,872
Accrued expenses	249,759

Total liabilities	17,069,302

Commitments and Contingencies (See Note 8)
Total net assets	$148,640,732

Net Assets:
Common shares, par value $.01 per share	$104,404
Additional paid-in capital	95,659,244
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment income	3,499,054
Accumulated net realized gain on investments	4,520,567
Net unrealized appreciation of investments	4,346,153

Total net assets	$148,640,732

Common shares issued and outstanding (14,787,750 authorized)	10,440,458

Net asset value per share	$14.24

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2017
(Unaudited)

Investment Income:
Interest	$9,299,732
Dividends	1,066,596
Other	204,942

Total investment income	10,571,270

Expenses:
Investment advisory fees	979,422
Interest	460,125
Trustees' fees and expenses	181,000
Professional fees	177,387
Reports to shareholders	72,000
Custodian fees	17,997
Other	129,742

Total expenses	2,017,673

Investment income - net	8,553,597

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	2,168,185
Income tax expense	(135,239)

Net realized gain on investments after taxes	2,032,946

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	6,856,037

Net (increase) decrease in deferred income tax expense	(535,987)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	6,320,050

Net gain on investments	8,352,996

Net increase in net assets resulting from operations	$16,906,593

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2017
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,279,095
Purchases of portfolio securities	(19,118,341)
Proceeds from disposition of portfolio securities	19,457,229
Interest, dividends and other income received	10,004,350
Interest expense paid	(460,125)
Operating expenses paid	(1,439,301)
Income taxes paid	(621,670)

Net cash provided by operating activities	12,101,237

Cash flows from financing activities:
Cash dividends paid from net investment income	(8,427,549)
Receipts for shares issued on reinvestment of dividends	750,690

Net cash used for financing activities	(7,676,859)

Net increase in cash	4,424,378
Cash - beginning of period	4,199,021

Cash - end of period	$8,623,399

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$16,906,593

Increase in investments	(5,849,923)
Decrease in interest receivable	384,312
Increase in receivable for investments sold	(17,227)
Decrease in other assets	20,718
Increase in deferred tax liability	535,987
Increase in payable for investments purchased	488,961
Increase in investment advisory fee payable	27,077
Decrease in tax payable	(486,431)
Increase in accrued expenses	91,170

Total adjustments to net assets from operations	(4,805,356)

Net cash provided by operating activities	$12,101,237

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2017 (Unaudited)	For the year ended 12/31/2016
Increase in net assets:
Operations:
Investment income - net	$8,553,597	$10,324,242
Net realized gain on investments after taxes	2,032,946	1,279,991
Net change in unrealized appreciation of investments after taxes	6,320,050	38,399

Net increase in net assets resulting from operations	16,906,593	11,642,632

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 54,285; 2016 - 57,782)	750,690	806,973

Dividends to shareholders from:
Net investment income (2017 - $0.54 per share; 2016 - $1.08 per share)	(5,623,282)	(11,192,508)

Total increase in net assets	12,034,001	1,257,097

Net assets, beginning of period/year	136,606,731	135,349,634

Net assets, end of period/year (including undistributed net investment income of $3,499,054 and $568,739, respectively)	$148,640,732	$136,606,731

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2017 (Unaudited)		For the years ended December 31,
			2016		2015		2014	2013
Net asset value:
Beginning of period/year	$13.15		$13.10		$13.35		$12.83	$12.56

Net investment income (a)	0.83		1.00		0.95		1.04	1.00
Net realized and unrealized gain (loss) on investments	0.80		0.13		(0.12)		0.57	0.35

Total from investment operations	1.63		1.13		0.83		1.61	1.35

Dividends from net investment income to common shareholders	(0.54)		(1.08)		(1.08)		(0.96)	(1.08)
Dividends from realized gain on investments to common shareholders	—		—		—		(0.12)	—
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)

Total dividends	(0.54)		(1.08)		(1.08)		(1.09)	(1.08)

Net asset value: End of period/year	$14.24		$13.15		$13.10		$13.35	$12.83

Per share market value: End of period/year	$14.43		$14.20		$13.75		$13.23	$12.88

Total investment return
Net asset value (c)	12.62%		8.75%		6.23%		13.61%	10.97%
Market value (c)	5.60%		11.45%		12.66%		12.54%	0.47%
Net assets (in millions):
End of period/year	$148.64		$136.61		$135.35		$137.57	$131.42
Ratio of total expenses to average net assets	2.02%	(e)	2.26%		2.17%		2.84%	2.15%
Ratio of operating expenses to average net assets	1.46%	(e)	1.35%		1.49%		1.49%	1.51%
Ratio of interest expense to average net assets	0.43%	(e)	0.44%		0.44%		0.45%	0.47%
Ratio of income tax expense to average net assets (d)	0.13%	(e)	0.47%		0.24%		0.90%	0.17%
Ratio of net investment income to average net assets	8.04%	(e)	7.45%		6.95%		7.82%	7.77%
Portfolio turnover	13%		31%		30%		32%	30%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,909	$10,107	$10,023	$10,171	$9,761

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2017
(Unaudited)

Corporate Restricted Securities - 79.17%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 66.73%: (C)
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	$102,270	$148,310
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	240,224
			113,634	388,534

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	105,086	108,740
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	251,460
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	42,589
			272,532	402,789

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,212,377	03/27/15	1,197,524	1,224,501
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	130,707
Common Stock (B)	346 shs.	03/27/15	346	—
			1,310,024	1,355,208

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	288 uts.	11/18/14	288,000	617,324

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.75% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,539,920	1,576,467
Common Stock (B)	156,818 shs.	10/31/16	156,818	237,645
			1,696,738	1,814,112

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$284,979

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$1,399,969	04/22/16	1,388,664	1,423,830
Limited Liability Company Unit (B)	0.40% int.	04/20/16	345,000	417,450
			1,733,664	1,841,280

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,719,544	*	1,706,033	1,719,544
Limited Partnership Interest	524 uts.	08/01/14	523,950	581,460
* 05/21/13 and 08/01/14.			2,229,983	2,301,004

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$754,313	11/19/15	743,388	726,916
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	42,885
			854,488	769,801

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,493,316	1,487,572
Preferred Stock (B)	210 shs.	08/17/15	209,390	152,452
Common Stock (B)	210 shs.	08/17/15	210	—
			1,702,916	1,640,024

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 01/31/2021 (D)	$500,587	07/31/14	491,228	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
* 07/31/14 and 10/14/15.			491,228	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,455,118	04/28/17	$1,427,284	$1,472,294
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	188,967
			1,703,284	1,661,261

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$79,433	10/12/12	79,100	79,433
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$333,907	10/12/12	324,664	333,907
Common Stock (B)	51,064 shs.	10/12/12	51,064	376,380
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	149,007
			475,044	938,727

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$1,585,908	06/30/15	1,561,276	—
Common Stock (B)	1,417 shs.	06/30/15	156,800	—
			1,718,076	—

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)(F)	417 uts.	10/17/12	41,667	263,730
Limited Liability Company Unit Class B (B)(F)	167 uts.	10/17/12	166,666	292,916
			208,333	556,646

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,370,751	1,412,606
Preferred Stock (B)	1,350 shs.	*	134,972	182,772
Preferred Stock (B)	489 shs.	*	48,721	66,245
Common Stock (B)	140 shs.	*	14,864	410,593
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	170,546
* 05/09/13 and 11/01/13.			1,574,738	2,242,762

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$788,793	01/19/11	$782,350	$788,793
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$208,134	08/03/12	206,653	208,134
Common Stock (B)	375 shs.	01/19/11	37,500	38,118
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	29,963
			1,055,753	1,065,008

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B)(F)	1 ut.	03/26/12	189,978	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,046,289	*	2,018,735	2,042,283
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	138,404
* 10/01/14 and 07/18/16.			2,208,002	2,180,687

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	858,132

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,304	192,425

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	128,941
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	103,728
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	1,120,057
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	260,556
			142,369	1,613,282

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$775,013	06/30/16	$761,884	$793,088
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	84,218
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	23,287
			837,708	900,593

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$1,326,281	11/22/13	1,315,315	1,326,281
Common Stock (B)	90 shs.	*	514,284	558,242
* 11/22/13 and 09/16/16.			1,829,599	1,884,523

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,395,269	1,420,588
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	337,897
			1,699,681	1,758,485

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,425,125	05/04/12	1,415,222	1,399,628
Preferred Stock (B)	25 shs.	05/04/12	252,434	200,106
Common Stock (B)	25 shs.	05/04/12	28,048	—
			1,695,704	1,599,734

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$1,725,000	09/28/16	1,695,344	1,690,500

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,706,680	1,709,376
0.29% Second Last Out Term Loan due 8/29/2023	$177,404	09/07/17	175,646	175,797
			1,882,326	1,885,173

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$1,321,758	11/21/14	$1,303,731	$1,334,976
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	71,875	139,556
			1,375,606	1,474,532

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$1,580,639	10/14/16	1,557,371	1,583,673
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	147,915
			1,717,093	1,731,588

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,328,964	06/30/17	1,303,438	1,331,902
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	437,465
			1,701,133	1,769,367

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$980,292	04/04/14	971,823	980,292
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$258,346	07/01/16	254,967	259,508
Common Stock (B)	0.31% int.	04/04/14	77,533	77,525
			1,304,323	1,317,325

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	85,700
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	439,547
			75,418	525,247

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	$—	$80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	334,823
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	41,977
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	34,887
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	55,980
			105,046	548,226

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	148 shs.	05/01/15	148,096	333,750

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	94,899
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	94,899

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,238,413	03/27/13	1,230,892	1,123,488
Common Stock (B)	1,181 shs.	03/27/13	118,110	61,665
			1,349,002	1,185,153

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/15/2022	$1,604,757	01/15/16	1,579,980	1,636,852
Common Stock (B)	147 shs.	01/15/16	147,436	260,266
			1,727,416	1,897,118

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	82,644
Common Stock (B)	342 shs.	06/19/15	2,945	44,949
			73,628	127,593

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	$174,831	$203,550

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	702,700	720,988
Common Stock (B)	846 shs.	02/05/14	84,636	53,256
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	24,991
			824,152	799,235

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	1,700,717	1,740,947
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	435,728
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	42,250
* 12/19/14 and 02/21/17.			2,072,361	2,218,925
* *12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$1,595,292	07/01/16	1,568,977	1,626,654
Common Stock (B)	150 shs.	07/01/16	149,500	166,535
			1,718,477	1,793,189

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,123,058	02/14/14	1,112,767	1,123,058
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	428,850	435,563
Common Stock (B)	821 shs.	02/14/14	822	355,363
			1,542,439	1,913,984

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,674,736	01/17/14	$1,659,884	$1,674,326
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	22,663
			1,761,447	1,696,989

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,388,935	*	1,369,788	1,250,041
* 12/30/15 and 12/23/16.

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	1,096,447	988,953
Common Stock (B)	251 shs.	08/19/08	251,163	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	—
			1,407,843	988,953

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% (1% PIK) Senior Subordinated Note due 11/10/2020	$1,094,920	11/10/14	1,081,831	886,450
Common Stock (B)	2,300 shs.	11/10/14	230,000	—
			1,311,831	886,450

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	132,434

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B)(F)	283 uts.	12/11/13	$—	$1,652,071

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	163,043 uts.	10/31/16	163,043	226,139
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	78,006
			395,250	304,145

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	82,604
Common Stock (B)	353 shs.	07/15/08	285,619	381,643
			285,619	464,247

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the US.
13% (1% PIK) Senior Subordinated Note due 10/14/2021	$1,319,341	10/14/15	1,299,807	1,345,727

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2018 (D)	$419,971	01/15/10	404,121	377,974
15% (2.5% PIK) Senior Subordinated Note due 04/30/2020 (D)	$115,253	10/05/10	114,604	103,727
Common Stock (B)	35 shs.	10/05/10	35,400	27,317
Common Stock Class B (B)	118 shs.	01/15/10	117,647	90,788
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	80,347
			766,351	680,153

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$865,882	04/17/15	860,027	649,411
13% Senior Subordinated Note due 10/29/2018	$100,511	09/29/17	100,511	100,511
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,638,867	749,922

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% (0.75% PIK) Senior Subordinated Note due 08/09/2022	$989,300	*	$973,837	$991,938
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	158,157
* 09/22/15 and 02/09/17.			1,075,337	1,150,095

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	449,752
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	22,647
14% PIK Senior Subordinated Note due 06/30/2019	$37,859	10/21/16	37,859	37,853
Common Stock Class A (B)	83,080 shs.	*	170,705	254,013
* 08/18/15, 10/20/16 and 01/27/17.			681,416	764,265

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,114,956	09/30/14	1,100,412	1,103,129
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	86,737
			1,319,957	1,189,866

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,566,584	12/02/16	1,538,558	1,594,962
Preferred Stock	1,711 shs.	12/02/16	171,116	150,154
Common Stock	242 shs.	12/02/16	242	—
			1,709,916	1,745,116

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 11/02/2019	$1,329,511	11/02/12	1,319,721	1,329,511
Common Stock (B)	45 shs.	11/02/12	44,643	48,102
			1,364,364	1,377,613

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,748,238	04/29/16	$1,720,751	$1,684,997

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$282,920	11/30/10	281,084	282,920
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	40,971
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	3,715
			281,084	327,606

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$810,000	02/02/07	809,408	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.46% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	—
* 12/18/08 and 09/30/09.			1,665,969	—

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,502,058	1,555,450
Common Stock (B)	207 shs.	05/17/16	207,000	250,752
			1,709,058	1,806,202

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	$1,426,870	$1,477,980
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$326,705	02/17/17	320,704	330,673
Common Stock Class B (B)	380,545 shs.	*	380,545	488,675
* 01/29/16 and 02/17/17.			2,128,119	2,297,328

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	9,206
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,069,985	07/31/14	1,059,341	1,016,108
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	20,621 uts.	09/28/17	14,274	14,274
			1,221,711	1,030,382

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,587,023	1,626,201
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	141,285
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	108,716
			1,701,923	1,876,202

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,184,484	11/20/14	1,171,698	1,184,484
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	458,907
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	52,160
			1,386,617	1,695,551

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,121,325	1,147,257
Common Stock (B)	118 shs.	05/12/15	118,476	303,372
			1,239,801	1,450,629

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	$75,509	$67,639
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	27,634
			103,825	95,273

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	451,090
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	114,261
* 08/31/07 and 03/06/08.			328,729	565,351

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,696,914	1,742,250

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	857,662	867,652
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	942,711
			1,704,293	1,810,363

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	253,630
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	42,349
			188,961	295,979

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	$1,358,229	$999,929
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	999,929

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,224,740	07/31/15	1,207,975	1,169,792
Common Stock (B)	68 shs.	07/31/15	78,150	55,819
			1,286,125	1,225,611

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	138,048

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$72,303	12/05/13	223,110	72,302
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	17,970
			223,110	90,272

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	152,696 shs.	*	166,248	814,950
* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,156,302	01/23/15	1,142,950	1,049,735

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$2,012,500	*	$1,981,078	$1,982,375
* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	662,668

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	895,271	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,042,311	1,778,423

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$378,309	08/03/15	373,457	382,092
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	633,786
			743,698	1,015,878

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,484,359	04/18/17	1,464,269	1,490,807
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	131,193
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	37,071
			1,612,365	1,659,071

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,608,409	01/22/16	1,584,472	1,640,578
Common Stock (B)	157 shs.	01/22/16	156,818	168,720
			1,741,290	1,809,298

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$984,918	11/03/11	$980,999	$984,918
Common Stock (B)	1,500 shs.	11/03/11	150,000	106,190
			1,130,999	1,091,108

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,572,322	03/04/15	1,549,582	1,400,615
Common Stock (B)	1,835 shs.	03/04/15	183,500	22,227
			1,733,082	1,422,842

Total Private Placement Investments (E)			$95,358,716	$99,182,288

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.44%:
Bonds - 12.44%
Alliance Residential Company	7.500%	05/01/25	$500,000	$521,214	$518,750
Altice Financing S.A.	7.500	05/15/26	400,000	400,000	440,000
Amsted Industries	5.375	09/15/24	240,000	240,000	252,300
Avantor Inc.	6.000	10/01/24	406,000	406,000	416,150
Boise Cascade Company	5.625	09/01/24	130,000	130,000	136,663
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	437,750
Constellium N.V.	7.875	04/01/21	373,000	373,000	395,379
CVR Partners, LP.	9.250	06/15/23	500,000	489,251	532,500
Dell Inc.	4.420	06/15/21	600,000	622,577	629,948
Digicel Group Limited	6.000	04/15/21	500,000	465,341	488,070
Endo Finance LLC	5.375	01/31/23	500,000	431,235	407,500
EnPro Industries Inc.	5.875	09/15/22	120,000	121,100	125,250
First Data Corporation	5.000	01/15/24	406,000	406,000	421,550
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	485,388	511,250
Hertz Corporation	7.625	06/01/22	500,000	500,000	515,625
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	328,300
IAMGOLD Corporation	7.000	04/15/25	500,000	500,000	528,125
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	522,500
Jupiter Resources Inc.	8.500	10/01/22	500,000	471,696	358,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	677,104	696,149
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	488,750
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	436,250
Micron Technology, Inc.	5.250	08/01/23	331,000	331,000	345,233
Moog Inc.	5.250	12/01/22	500,000	502,914	521,250
New Gold Inc.	6.250	11/15/22	500,000	502,296	519,375
OPE KAG Finance Sub	7.875	07/31/23	500,000	519,003	513,750
Penske Corporation	4.875	07/11/22	500,000	498,756	544,484
Prime Security Services Borrower	9.250	05/15/23	500,000	500,000	551,780
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	125,355
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	208,080
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	485,625
Suncoke Energy	7.500	06/15/25	500,000	492,509	516,250
Tallgrass Operations LLC	5.500	09/15/24	304,000	304,000	312,360
Teine Energy Ltd.	6.875	09/30/22	500,000	506,250	508,750
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	500,375
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	533,125
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	163,200
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	216,320

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Valeant Pharmaceuticals International	7.000%	10/01/20	$250,000	$250,355	$251,563
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	184,693
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	502,428	520,625
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	159,478
Welltec A/S	8.000	02/01/19	375,000	373,071	375,000
West Corporation	5.375	07/15/22	500,000	493,457	505,000
Wolverine World Wide, Inc.	5.000	09/01/26	335,000	335,000	335,101

Total Bonds				18,159,945	18,484,281

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				18,159,945	18,484,281

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Public Securities - 21.60%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.33%
Aquilex Holdings LLC	5.000%	12/31/20	$157,127	$156,943	$155,555
Beacon Roofing Supply Inc.	0.000	08/24/18	500,000	—	—
Big River Steel LLC.	6.333	08/11/23	119,367	118,190	120,561
Cunningham Lindsey U.S., Inc.	5.083	12/10/19	124,966	118,558	121,842
Focus Financial Partners, LLC.	8.799	05/09/25	400,000	409,000	405,000
Gulf Finance, LLC	6.300	08/25/23	261,025	258,853	245,202
Murry Energy Corporation	7.250	04/16/20	456,334	415,585	417,359
Seadrill Partners Finco, LLC	4.000	02/21/21	491,071	282,541	357,868
Summit Midstream Holdings, LLC	7.020	03/06/22	146,966	145,642	148,803

Total Bank Loans				1,905,312	1,972,190

Bonds - 20.27%
ADT Security Services Corporation	4.125	06/15/23	500,000	446,055	508,750
Air Lease Corp.	3.000	09/15/23	600,000	594,225	598,546
Alcoa, Inc.	6.150	08/15/20	600,000	612,588	655,346
AMC Entertainment Holdings Inc.	6.125	05/15/27	500,000	486,357	493,750
Anglogold Holdings PLC	5.375	04/15/20	600,000	602,053	630,540
Anixter, Inc.	5.125	10/01/21	165,000	165,000	177,375
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	405,369
A. Schulman Inc.	6.875	06/01/23	500,000	505,489	518,750
Bank of America Corporation	4.000	04/01/24	500,000	498,698	528,227
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	176,860
Brunswick Corporation	7.125	08/01/27	500,000	503,804	582,371
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	601,991	578,156
Community Health Sysyems Inc.	5.125	08/01/21	480,000	472,989	474,000
Clearwater Paper Corporation	4.500	02/01/23	500,000	497,004	498,750
Commercial Metals Company	4.875	05/15/23	750,000	750,980	783,750
Crown Castle International Corp	5.250	01/15/23	600,000	663,654	664,202
CubeSmart, L.P.	4.000	11/15/25	500,000	506,387	515,419
CVR Refining LLC	6.500	11/01/22	350,000	342,242	357,000
Discovery Communications	4.900	03/11/26	600,000	649,878	640,558
Duke Realty Limited Partnership	3.875	10/15/22	500,000	499,734	524,156
EP Energy Corporation	9.375	05/01/20	406,000	227,187	337,995
Expedia Inc.	4.500	08/15/24	600,000	625,081	632,982
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,605	257,050
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,431	617,500
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	642,972	633,203
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	507,943	509,933
Genesis Energy, L.P.	5.625	06/15/24	500,000	469,053	485,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Public Securities - 21.60%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
GEO Group, Inc. (The)	5.875%	01/15/22	$500,000	$478,252	$518,125
HealthSouth Corporation	5.125	03/15/23	421,000	413,504	435,081
Hertz Corporation	6.750	04/15/19	79,000	78,680	78,803
Hospital Corporation of America	5.375	02/01/25	100,000	101,452	105,375
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	187,485
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,667	528,934
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,766	535,000
Icahn Enterprises L.P.	6.000	08/01/20	600,000	605,698	619,170
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,993	531,875
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,394	509,923
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	168,400
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	476,802	503,750
Lazard Group LLC	4.250	11/14/20	500,000	499,205	528,223
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	585,099	573,056
MasTec, Inc.	4.875	03/15/23	500,000	493,413	511,250
Meritor, Inc.	6.750	06/15/21	636,000	636,000	658,260
Micron Technology, Inc.	7.500	09/15/23	203,000	203,000	225,584
MPLX LP	4.875	12/01/24	500,000	500,000	538,782
NRG Energy, Inc.	7.250	05/15/26	500,000	502,993	536,250
Oasis Petroleum Inc.	6.875	03/15/22	500,000	476,158	508,750
Owens Corning	4.200	12/01/24	600,000	633,747	631,954
Park-Ohio Industries Inc.	6.625	04/15/27	169,000	169,000	182,098
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	33,949
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,635	125,000
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,675	492,092
Precision Drilling Corporation	6.625	11/15/20	149,477	151,498	150,038
Reinsurance Group of America	3.950	09/15/26	500,000	502,949	506,360
SM Energy Company	6.750	09/15/26	750,000	743,995	750,000
Sprint Corporation	7.125	06/15/24	155,000	155,000	174,375
Steelcase, Inc.	6.375	02/15/21	500,000	503,519	552,178
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	495,000
Time Warner Cable, Inc.	5.000	02/01/20	500,000	497,116	528,620
Trinity Acquisition Plc	4.400	03/15/26	500,000	515,595	530,114
Tyson Foods, Inc.	4.500	06/15/22	500,000	508,788	540,758
Western Digital Corporation	10.500	04/01/24	253,000	253,000	297,275
William Lyon Homes	7.000	08/15/22	500,000	500,000	517,500
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	426,063
Xlit Ltd	4.450	03/31/25	600,000	613,027	614,400

Total Bonds				29,053,020	30,135,388

Total Corporate Public Securities				$30,958,332	$32,107,578

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 3.88%
Dollar General Corporation	1.450%	10/04/17	$1,000,000	$999,879	$999,879
Fortive Corporation	1.380	10/03/17	1,000,000	999,923	999,923
Hyundai Capital America	1.310	10/06/17	1,000,000	999,818	999,818
Hyundai Capital America	1.380	10/24/17	775,000	774,317	774,317
Potash Corporation	1.430	10/12/17	1,000,000	999,569	999,569
Walgreens Boots Alliance	1.400	10/19/17	1,000,000	999,300	999,300

Total Short-Term Security				$5,772,806	$5,772,806

Total Investments	104.65%			$150,249,799	$155,546,953

Other Assets	6.83				10,163,081

Liabilities	(11.48)				(17,069,302)

Total Net Assets	100.00%				$148,640,732

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of September 30, 2017 the values of these securities amounted to $99,182,288 or 66.73% of net assets.
(F)	Held in CI Subsidiary Trust
PIK—Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification:	Fair Value/ Market Value
AEROSPACE & DEFENSE - 3.92%
API Technologies Corp.	$1,841,280
BEI Precision Systems & Space Company, Inc.	1,661,261
FMH Holdings Corporation	333,750
Merex Holding Corporation	764,265
Sunvair Aerospace Group Inc.	1,225,611
5,826,167

AUTOMOTIVE - 10.36%
Aurora Parts & Accessories LLC	1,640,024
CG Holdings Manufacturing Company	2,242,762
DPL Holding Corporation	1,599,734
English Color & Supply LLC	1,769,367
Ford Motor Credit Co. LLC	633,203
General Motors Financial Co. Inc.	509,933
Grakon Parent	203,550
Hyundai Capital America	1,774,135
J.B. Poindexter Co., Inc.	522,500
Meritor, Inc.	658,260
Moog Inc.	521,250
Power Stop Holdings LLC	1,876,202
Randy's Worldwide Automotive	1,450,629
15,401,549

BANKING - 0.36%
Bank of America Corporation	528,227

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.77%
Icahn Enterprises L.P.	619,170
Lazard Group LLC	528,223
1,147,393

BUILDING MATERIALS - 8.80%
ARI Holding Corporation	2,301,004
Beacon Roofing Supply Inc.	—
Boise Cascade Company	136,663
Janus Group Holdings LLC	1,652,071
Happy Floors Acquisition, Inc.	1,793,189
NSi Industries Holdings, Inc.	1,806,202
Owens Corning	631,954
Signature Systems Holding Company	95,273
Sunrise Windows Holding Company	999,929
Torrent Group Holdings, Inc.	90,272
Wellborn Forest Holding Company	1,778,423
Fair Value/ Market Value
Wolf-Gordon, Inc.	$1,809,298
13,094,278

CABLE & SATELLITE - 1.57%
Hughes Satellite Systems Corporation	535,000
Time Warner Cable, Inc.	528,620
Unitymedia KabelBW GmbH	533,125
UPCB Finance IV Limited	216,320
Virgin Media Secured Finance PLC	520,625
2,333,690

CHEMICALS - 3.06%
A. Schulman Inc.	518,750
Compass Chemical International LLC	192,425
CVR Partners, LP.	532,500
LBC Tank Terminals Holding Netherlands B.V.	696,149
LyondellBasell Industries N.V.	573,056
Polytex Holdings LLC	1,030,382
Potash Corporation	999,569
4,542,831

CONSUMER CYCLICAL SERVICES - 3.26%
ADT Security Services Corporation	508,750
CHG Alternative Education Holding Company	1,065,008
Church Services Holding Company	—
GEO Group, Inc. (The)	518,125
PPC Event Services	1,695,551
Prime Security Services Borrower	551,780
West Corporation	505,000
4,844,214

CONSUMER PRODUCTS - 10.33%
AMS Holding LLC	284,979
Blue Wave Products, Inc.	938,727
Elite Sportwear Holding, LLC	1,731,588
gloProfessional Holdings, Inc.	1,185,153
GTI Holding Company	799,235
Handi Quilter Holding Company	2,218,925
HHI Group, LLC	1,696,989
Kyjen Company	1,345,727
Manhattan Beachwear Holding Company	680,153
MasTec, Inc.	511,250

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
Master Cutlery LLC	$749,922
Perry Ellis International, Inc.	125,000
Whitebridge Pet Brands Holdings, LLC	1,659,071
York Wall Holding Company	1,422,842
15,349,561

DIVERSIFIED MANUFACTURING - 4.31%
ABC Industries, Inc.	402,789
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	617,324
Amsted Industries	252,300
BP SCI LLC	556,646
EnPro Industries Inc.	125,250
F G I Equity LLC	548,226
Fortive Corporation	999,923
K P I Holdings, Inc.	464,247
Motion Controls Holdings	327,606
NetShape Technologies, Inc.	—
SR Smith LLC	1,810,363
Strahman Holdings Inc	295,979
6,400,653

ELECTRIC - 1.58%
AM Conservation Holding Corp.	1,814,112
NRG Energy, Inc.	536,250
2,350,362

FINANCE COMPANIES - 0.40%
Air Lease Corp.	598,546

FINANCIAL OTHER - 0.44%
Cunningham Lindsey U.S., Inc.	121,842
Focus Financial Partners, LLC.	405,000
Insurance Claims Management, Inc.	132,434
659,276

FOOD & BEVERAGE - 9.09%
1492 Acquisition LLC	388,534
Bunge Limited Finance Corp.	578,156
Del Real LLC	1,758,485
Eagle Family Foods, Inc.	1,885,173
F F C Holding Corporation	525,247
Hollandia Produce LLC	1,250,041
Hospitality Mints Holding Company	988,953
Fair Value/ Market Value
Impact Confections	$886,450
JMH Investors LLC	304,145
PANOS Brands LLC	2,297,328
Tyson Foods, Inc.	540,758
Westminster Acquisition LLC	1,015,878
WP Supply Holding Corporation	1,091,108
13,510,256

GAMING - 1.27%
CTM Holding, Inc.	1,884,523

HEALTHCARE - 3.49%
Avantor Inc.	416,150
CORA Health Services, Inc.	900,593
Community Health Sysyems Inc.	474,000
ECG Consulting Group	1,474,532
GD Dental Services LLC	94,899
HealthSouth Corporation	435,081
Hospital Corporation of America	292,860
Laboratory Corporation of America Holdings	509,923
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	436,256
VRX Escrow Corp.	159,478
5,193,772

HEALTH INSURANCE - 0.34%
Reinsurance Group of America	506,360

HOME CONSTRUCTION - 0.47%
Beazer Homes USA, Inc.	176,860
William Lyon Homes	517,500
694,360

INDEPENDENT - 2.32%
Antero Resources Corporation	405,369
EP Energy Corporation	337,995
Jupiter Resources Inc.	358,750
Laredo Petroleum, Inc.	503,750
MEG Energy Corporation	436,250
Oasis Petroleum Inc.	508,750
Precision Drilling Corporation	150,038
SM Energy Company	750,000
3,450,902

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
INDUSTRIAL OTHER - 7.73%
AFC - Dell Holding Corporation	$1,355,208
Aquilex Holdings LLC	155,555
Brunswick Corporation	582,371
Clough, Harbour and Associates	858,132
Connecticut Electric, Inc.	1,613,282
Hartland Controls Holding Corporation	1,913,984
MC Sign Holdings LLC	1,150,095
Midwest Industrial Rubber, Inc.	1,745,116
Park-Ohio Industries Inc.	182,098
Smart Source Holdings LLC	565,351
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	552,178
Tranzonic Holdings LLC	814,950
11,488,320

MEDIA & ENTERTAINMENT - 2.67%
AMC Entertainment Holdings Inc.	493,750.00
BlueSpire Holding, Inc.	—
Discovery Communications	640,558
GlynnDevins Acquisition Corporation	127,593
HOP Entertainment LLC	—
Lamar Media Corp.	168,400
Money Mailer Equity LLC	1,684,997
Sinclair Broadcast Group, Inc.	208,080
Sinclair Television Group, Inc.	485,625
Univision Communications, Inc.	163,200
3,972,203

METALS & MINING - 3.77%
Alcoa, Inc.	655,346
Alliance Residential Company	518,750
Anglogold Holdings PLC	630,540
Big River Steel LLC.	120,561
Commercial Metals Company	783,750
Constellium N.V.	395,379
First Quantum Minerals Ltd.	511,250
IAMGOLD Corporation	528,125
Murry Energy Corporation	417,359
New Gold Inc.	519,375
Suncoke Energy	516,250
5,596,685

Fair Value/ Market Value
MIDSTREAM - 1.80%
CVR Refining LLC	$357,000
Ferrellgas Partners, L.P.	874,550
Genesis Energy, L.P.	485,000
Suburban Propane Partners, L.P.	495,000
Summit Midstream Holdings, LLC	148,803
Tallgrass Operations LLC	312,360
2,672,713

OIL FIELD SERVICES - 1.85%
Avantech Testing Services LLC	—
Gulf Finance, LLC	245,202
Hilcorp Energy Company	328,300
Petroplex Inv Holdings LLC	9,206
Seadrill Partners Finco, LLC	357,868
Teine Energy Ltd.	508,750
Topaz Marine S.A.	500,375
Welltec A/S	375,000
WPX Energy, Inc.	426,063
2,750,764

OTHER - REITS - 0.70%
Duke Realty Limited Partnership	524,156
CubeSmart, L.P.	515,419
1,039,575

PACKAGING - 0.52%
ASC Holdings, Inc.	769,801

PAPER - 1.47%
Clearwater Paper Corporation	498,750
Dunn Paper	1,690,500
2,189,250

PHARMACEUTICALS - 2.96%
Clarion Brands Holding Corp.	2,180,687
Endo Finance LLC	407,500
ERG Holding Company LLC	1,317,325
Mallinckrodt PLC	488,750
4,394,262

PROPERTY & CASUALTY - 0.77%
Trinity Acquisition Plc	530,114
Xlit Ltd	614,400
1,144,514

See Notes to Consolidated Financial Statements

 Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
REFINING - 2.19%
CITGO Petroleum Corporation	$437,750
MES Partners, Inc.	1,189,866
MPLX LP	538,782
PBF Holding Company LLC	33,949
Tristar Global Energy Solutions, Inc.	1,049,735
3,250,082

RETAILERS - 1.57%
Dollar General Corporation	999,879
Walgreens Boots Alliance	999,300
Wolverine World Wide, Inc.	335,101
2,334,280

TECHNOLOGY - 6.75%
Anixter, Inc.	177,375
Dell Inc.	629,948
Expedia Inc.	632,982
First Data Corporation	421,550
Glynlyon Holding Companies, Inc.	1,897,118
Hewlett Packard Enterprise Company	528,934
Jabil Circuit, Inc.	531,875
Micron Technology, Inc.	570,817
Pitney Bowes Inc.	492,092
Sabre GLBL, Inc.	125,355
Software Paradigms International Group, LLC	1,742,250
Veritext Corporation	1,982,375
Western Digital Corporation	297,275
10,029,946

TELECOMMUNICATIONS - 0.29%
Altice Financing S.A.	440,000

TRANSPORTATION SERVICES - 2.58%
Hertz Corporation	594,428
MNX Holding Company	1,377,613
OPE KAG Finance Sub	513,750
Penske Corporation	544,484
Team Drive-Away Holdings LLC	138,048
VP Holding Company	662,668
3,830,991

Fair Value/ Market Value
WIRELESS - 0.89%
Crown Castle International Corp	$664,202
Digicel Group Limited	488,070
Sprint Corporation	174,375
1,326,647

Total Investments - 104.65% (Cost - $150,249,799)	$155,546,953

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. In order to clarify the Trust's relationship to Barings LLC, as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Participation Investors" with "Barings Participation Investors".

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $99,182,288 (66.73% of net assets) as of September 30, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2017:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Bank Loans	$2,642,262	Broker Quote	Single Broker	97.5% to 101.3%	98.9%
	$3,867,548	Discounted Cash Flows	Discount Rate	9.4% to 9.6%	9.5%

Corporate Bonds	$65,319,845	Discounted Cash Flows	Discount Rate	7.7% to 21.6%	12.2%

	$4,914,738	Market Approach	Valuation Multiple	4.0x to 8.1x	6.7x

			EBITDA	$0 million to $14.6 million	$6.3 million

Equity Securities	$23,389,657	Market Approach	Valuation Multiple	4.0x to 14.5x	8.5x

			EBITDA	$0 million to $219.1 million	$28.3 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following table summarizes the levels in the fair value hierarchy into which the Trusts' financial instruments are categorized as of September 30, 2017.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2017 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$88,718,864	$—	$18,484,281	$70,234,583
Bank Loans	5,558,048	—	—	5,558,048
Common Stock - U.S.	7,005,529	—	—	7,005,529
Preferred Stock	2,454,870	—	—	2,454,870
Partnerships and LLCs	13,929,258	—	—	13,929,258
Public Securities
Bank Loans	1,972,190	—	1,020,428	951,762
Corporate Bonds	30,135,388	—	30,135,388	—
Short-term Securities	5,772,806	—	5,772,806	—
Total	$155,546,953	$—	$55,412,903	$100,134,050

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning Balance at 12/31/2016	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2017
Restricted Securities
Corporate Bonds	$69,600,395	$2,201,330	$6,211,888	$(2,774,290)	$(5,004,740)	$—	$—	$70,234,583
Bank Loans	5,132,890	(32,222)	457,380	—	—	—	—	5,558,048
Common Stock - U.S.	5,972,591	2,820,040	104,545	(1,891,647)	—	—	—	7,005,529
Preferred Stock	3,878,030	591,239	—	(2,014,399)	—	—	—	2,454,870
Partnerships and LLCs	10,187,680	2,832,523	1,903,464	(994,409)	—	—	—	13,929,258
Public Securities
Bank Loans	—	4,202	645,896	—	(132,923)	434,587	—	951,762
	$94,771,586	$8,417,112	$9,323,173	$(7,674,745)	$(5,137,663)	$434,587	$—	$100,134,050

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$397,222	—
Net realized gain on investments before taxes	$1,889,530	—
Net change in unrealized appreciation of investments before taxes	$6,130,360	6,003,014

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2017, the PI Subsidiary Trust has incurred income tax expense of $135,239.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2017, the PI Subsidiary Trust has a deferred tax liability of $951,001.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2017, the Trust incurred total interest expense on the Note of $460,125.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 09/30/17
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$13,535,368	$16,295,132
Corporate public securities	6,071,934	3,162,097

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2017. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of September 30, 2017 is $5,297,154 and consists of $15,446,652 appreciation and $10,149,498 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $951,001 on net unrealized gains on the PI Subsidiary Trust.
6.	Quarterly Results of Investment Operations

	March 31, 2017
	Amount	Per Share
Investment income	$3,626,412
Net investment income	2,977,329	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,286,603	0.12

	June 30, 2017
	Amount	Per Share
Investment income	$3,646,791
Net investment income	2,993,709	$0.29
Net realized and unrealized gain on investments (net of taxes)	3,982,780	0.38

	September 30, 2017
	Amount	Per Share
Investment income	$3,298,067
Net investment income	2,582,559	$0.25
Net realized and unrealized gain on investments (net of taxes)	3,083,613	0.30

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$890,933

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES:
BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

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